                                                                 EXHIBIT 99.1

                             [HEALTH CARE REIT LOGO]



F O R   I M M E D I A T E   R E L E A S E

                                                 FEBRUARY 2, 2004
                                                 FOR MORE INFORMATION CONTACT:
                                                 RAY BRAUN - (419) 247-2800
                                                 MIKE CRABTREE - (419) 247-2800
                                                 SCOTT ESTES - (419) 247-2800

                             HEALTH CARE REIT, INC.
                   REPORTS FOURTH QUARTER AND YEAR END RESULTS

                     INCREASES 2004 QUARTERLY DIVIDEND RATE

Toledo, Ohio, February 2, 2004........HEALTH CARE REIT, INC. (NYSE/HCN) today announced operating results for its fourth quarter and year ended December 31, 2003. We continue to meet our financial and operational expectations.

"Our overall performance for 2003 was exceptional," commented George L. Chapman, chief executive officer of Health Care REIT, Inc. "We expanded our credit facilities and successfully accessed the capital markets on several occasions, enabling us to complete a record $500 million in net investments. Adjusted FFO increased seven percent over 2002, driving down our adjusted FFO payout ratio to 81 percent for the fourth quarter. As a result of these successes, the Board of Directors approved an increase in the common stock dividend to $0.60 per quarter from $0.585 per quarter commencing with the May 2004 dividend."

As previously announced, the Board of Directors declared a dividend for the quarter ended December 31, 2003 of $0.585 per share. The dividend represents the 131st consecutive dividend payment. The dividend will be payable February 20, 2004 to stockholders of record on January 30, 2004.


SUMMARY OF FOURTH QUARTER RESULTS
(In thousands, except per share data)
-----------------------------------------------------------------------------------------------------
                                                    THREE MONTHS ENDED            THREE MONTHS ENDED
                                                     DECEMBER 31, 2003             DECEMBER 31, 2002
-----------------------------------------------------------------------------------------------------
Revenues                                                  $61,240                       $43,380
-----------------------------------------------------------------------------------------------------
Net Income Available to Common Stockholders               $16,935                       $12,303
-----------------------------------------------------------------------------------------------------
Funds From Operations                                     $33,206                       $25,731
-----------------------------------------------------------------------------------------------------
Funds From Operations - Adjusted                          $35,998                       $27,479
-----------------------------------------------------------------------------------------------------
Net Income Per Diluted Share                              $  0.34                       $  0.31
-----------------------------------------------------------------------------------------------------
FFO Per Diluted Share                                     $  0.66                       $  0.64
-----------------------------------------------------------------------------------------------------
FFO Per Diluted Share - Adjusted                          $  0.72                       $  0.69
-----------------------------------------------------------------------------------------------------
Dividend Per Share                                        $ 0.585                       $ 0.585
-----------------------------------------------------------------------------------------------------
FFO Payout Ratio                                               88%                           91%
-----------------------------------------------------------------------------------------------------
FFO Payout Ratio - Adjusted                                    81%                           85%
-----------------------------------------------------------------------------------------------------

4Q03 EARNINGS RELEASE                                         FEBRUARY 2, 2004


Net income available to common stockholders totaled $16.9 million, or $0.34 per diluted share, for the fourth quarter of 2003, compared with $12.3 million, or $0.31 per diluted share, for the same period in 2002. Funds from operations totaled $33.2 million, or $0.66 per diluted share, for the fourth quarter of 2003, compared with $25.7 million, or $0.64 per diluted share, for the same period in 2002. Adjusted funds from operations, which excludes non-cash impairment charges, totaled $36.0 million, or $0.72 per diluted share, for the fourth quarter of 2003, compared with $27.5 million, or $0.69 per diluted share, for the same period in 2002.

SUMMARY OF YEAR TO DATE RESULTS
(In thousands, except per share data)
-----------------------------------------------------------------------------------------------------
                                                        YEAR ENDED                    YEAR ENDED
                                                     DECEMBER 31, 2003             DECEMBER 31, 2002
-----------------------------------------------------------------------------------------------------
Revenues                                                 $201,031                      $154,928
-----------------------------------------------------------------------------------------------------
Net Income Available to Common Stockholders              $ 70,732                      $ 55,191
-----------------------------------------------------------------------------------------------------
Funds From Operations                                    $119,463                      $ 96,573
-----------------------------------------------------------------------------------------------------
Funds From Operations - Adjusted                         $125,045                      $ 98,871
-----------------------------------------------------------------------------------------------------
Net Income Per Diluted Share                             $  1.60                       $  1.48
-----------------------------------------------------------------------------------------------------
FFO Per Diluted Share                                    $  2.70                       $  2.59
-----------------------------------------------------------------------------------------------------
FFO Per Diluted Share - Adjusted                         $  2.83                       $  2.65
-----------------------------------------------------------------------------------------------------
Dividend Per Share                                       $  2.34                       $  2.34
-----------------------------------------------------------------------------------------------------
FFO Payout Ratio                                              87%                           90%
-----------------------------------------------------------------------------------------------------
FFO Payout Ratio - Adjusted                                   83%                           88%
-----------------------------------------------------------------------------------------------------

Net income available to common stockholders totaled $70.7 million, or $1.60 per diluted share, for the twelve months ended December 31, 2003, compared with $55.2 million, or $1.48 per diluted share, for the same period in 2002. Funds from operations totaled $119.5 million, or $2.70 per diluted share, for the twelve months ended December 31, 2003, compared with $96.6 million, or $2.59 per diluted share, for the same period in 2002. Adjusted funds from operations, which excludes the non-cash preferred stock redemption and impairment charges, totaled $125.0 million, or $2.83 per diluted share, for the twelve months ended December 31, 2003, compared with $98.9 million, or $2.65 per diluted share, for the same period in 2002.

We had a total outstanding debt balance of $1.0 billion at December 31, 2003, as compared with $676.3 million at December 31, 2002, and stockholders' equity of $1.1 billion, which represents a debt to total book capitalization ratio of 47 percent. The debt to total market capitalization at December 31, 2003 was 34 percent. Our coverage ratio of EBITDA to interest was 3.50 to 1.00 for the twelve months ended December 31, 2003.

EXPANSION OF UNSECURED LINE OF CREDIT. During December 2003 and January 2004, we expanded our unsecured revolving line of credit from $225 million to $310 million. The existing bank group, in conjunction with two new participants, First Tennessee Bank National Association and LaSalle Bank National Association, provided the additional capacity.

DIVIDENDS FOR 2004. The Board of Directors approved a new quarterly dividend rate of $0.60 per share per quarter ($2.40 per share annually), commencing with the May 2004 dividend, up from $0.585, the rate during 2003. Our dividend policy is reviewed annually during the Board of Director's January planning session. The declaration and payment of quarterly dividends remains subject to the review and approval of our Board of Directors.

4Q03 EARNINGS RELEASE                                         FEBRUARY 2, 2004


PORTFOLIO UPDATE. Five assisted living facilities stabilized during the quarter and one assisted living facility in fill-up was acquired. We ended the quarter with 13 assisted living facilities remaining in fill-up, representing six percent of revenues. Only two facilities, representing one percent of revenues, have occupancy of less than 50 percent. One facility opened in the third quarter after completion of construction and the other facility was the new acquisition.

As previously announced, Alterra Healthcare Corporation (Alterra) filed for Chapter 11 bankruptcy protection on January 23, 2003. A joint venture between Fortress Investment Group LLC and Emeritus Corporation was the winning bidder at a bankruptcy auction held on July 17, 2003. The bankruptcy court confirmed Alterra's plan of reorganization on November 26, 2003. In connection with confirmation of Alterra's plan, our master lease was assumed and the acquisition of Alterra by the Fortress-Emeritus joint venture was approved. This transaction has closed. Alterra remained current on rental payments throughout the bankruptcy process and continues to remain current today.

Also, as previously announced, Doctors Community Health Care Corporation and its subsidiaries (Doctors) filed for Chapter 11 bankruptcy protection on November 20, 2002. Pursuant to procedures approved by the bankruptcy court, the assets of Doctors were the subject of an auction held on December 10 through December 16, 2003. At the conclusion of that auction, the debtors' independent director declared certain members of Doctors' management the winning bidder. Their bid contemplates a reorganization of Doctors and its subsidiaries with new equity and debt capitalization. The results of this auction are subject to bankruptcy court approval, which the debtors have stated they intend to seek in connection with a hearing on the confirmation of the debtors' proposed plan of reorganization. Doctors anticipates that this hearing will occur in March 2004. Doctors did not make an interest payment for the twelve months ended December 31, 2003. Although we believe we are entitled to all accrued but unrecognized interest, we will not recognize any interest on the loan until confirmation of the bankruptcy plan.

SUPPLEMENTAL REPORTING MEASURES. FFO stands for funds from operations, the generally accepted measure of operating performance for the real estate investment trust industry. EBITDA stands for earnings before interest, taxes, depreciation and amortization. We believe that FFO and EBITDA, along with net income and cash flow provided from operating activities, are important supplemental measures because they provide investors an indication of our ability to service debt, to make dividend payments and to fund other cash needs. We primarily utilize FFO to measure our payout ratio which represents dividends paid per share divided by FFO per diluted share. We primarily utilize EBITDA to measure our interest coverage ratio which represents EBITDA divided by interest expense.

FFO and EBITDA do not represent net income or cash flow provided from operating activities as determined in accordance with generally accepted accounting principles and should not be considered as alternative measures of profitability or liquidity. Additionally, FFO and EBITDA, as defined by us, may not be comparable to similarly entitled items reported by other real estate investment trusts or other companies. Please see Exhibits 14 and 16 for reconciliations of FFO and EBITDA to net income.

RECENT ACCOUNTING PRONOUNCEMENTS. In August, we lowered net income guidance as a result of the Securities and Exchange Commission (SEC) clarification of Emerging Issues Task Force (EITF) Topic D-42. To implement the clarified accounting pronouncement, our 2003 results reflect a reduction in net income available to common stockholders resulting from a non-cash, non-recurring charge of $2.79 million, or $0.06 per diluted share, due to the redemption of our 8.875% Series B Cumulative Redeemable Preferred Stock. The National Association of Real Estate Investment Trusts (NAREIT) has issued its recommendation that preferred stock redemption charges should not be added back to net income in the calculation of FFO. Although we have adopted this recommendation, we have also disclosed FFO adjusted for the preferred stock redemption charge for enhanced clarity.

In October, NAREIT informed its member companies that the SEC is likely to change its position on certain aspects of the NAREIT FFO definition, including impairment charges. Previously, the SEC accepted NAREIT's view that impairment charges are effectively an early recognition of an expected loss on an impending sale of property and thus should be excluded from FFO similar to other gains and losses on sales. However, the SEC's clarified interpretation is that recurring impairments taken on real property may not be added back to net income in the calculation of FFO. Although we have adopted this interpretation, we have also disclosed FFO adjusted for the impairment charges for enhanced clarity. This modification of FFO does not impact our net income.

4Q03 EARNINGS RELEASE                                         FEBRUARY 2, 2004

OUTLOOK FOR 2004. We are revising our 2004 guidance and expect to report net income available to common stockholders in the range of $1.68 to $1.73 per diluted share, and FFO in the range of $2.99 to $3.04 per diluted share. The adjustment to our previous guidance reflects the anticipated temporary dilution from the excess cash generated by the $250 million senior notes issued in fourth quarter 2003. The guidance assumes no change in our forecast for net investments of $200 million. Additionally, we plan to manage the company to maintain investment grade status with a capital structure consistent with our current profile. Please see Exhibit 15 for a reconciliation of the outlook for net income and FFO.

CONFERENCE CALL INFORMATION. We have scheduled a conference call on February 2, 2004, at 11:00 A.M. EST to discuss our fourth quarter and year end 2003 results, industry trends, portfolio performance and outlook for 2004. To participate on the webcast, log on to www.hcreit.com or www.fulldisclosure.com 15 minutes before the call to download the necessary software. Replays will be available for 90 days through the same Web sites. This earnings release is posted on our Web site under the heading Press Releases.

Health Care REIT, Inc., with headquarters in Toledo, Ohio, is a real estate investment trust that invests in health care facilities, primarily skilled nursing and assisted living facilities. At December 31, 2003, we had investments in 328 health care facilities in 33 states with 47 operators and had total assets of approximately $2.2 billion. For more information on Health Care REIT, Inc., via facsimile at no cost, dial 1-800-PRO-INFO and enter the company code - HCN. More information is available on the Internet at www.hcreit.com.

This document may contain "forward-looking" statements as defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements concern the possible expansion of our portfolio; the performance of our operators and properties; our ability to enter into agreements with new viable tenants for properties which we take back from financially troubled tenants, if any; our ability to make distributions; our policies and plans regarding investments, financings and other matters; our tax status as a real estate investment trust; our ability to appropriately balance the use of debt and equity; and our ability to access capital markets or other sources of funds. When we use words such as "believe," "expect," "anticipate," or similar expressions, we are making forward-looking statements. Forward-looking statements are not guarantees of future performance and involve risks and uncertainties. Our expected results may not be achieved, and actual results may differ materially from our expectations. This may be a result of various factors, including, but not limited to: the status of the economy; the status of capital markets, including prevailing interest rates; compliance with and changes to regulations and payment policies within the health care industry; changes in financing terms; competition within the health care and senior housing industries; and changes in federal, state and local legislation. Finally, we assume no obligation to update or revise any forward-looking statements or to update the reasons why actual results could differ from those projected in any forward-looking statements.

                           FINANCIAL SCHEDULES FOLLOW

                                      #####

4Q03 EARNINGS RELEASE                                         FEBRUARY 2, 2004


                             HEALTH CARE REIT, INC.
                              FINANCIAL SUPPLEMENT

CONSOLIDATED BALANCE SHEETS (UNAUDITED)

(IN THOUSANDS)

                                                                                DECEMBER 31
                                                                      ---------------------------------
                                                                          2003                  2002
                                                                      ---------------------------------
ASSETS
Real estate investments:
    Real property owned
      Land                                                            $   166,408           $   112,044
      Buildings & improvements                                          1,712,868             1,288,520
      Construction in progress                                             14,701                19,833
                                                                      -----------           -----------
                                                                        1,893,977             1,420,397
      Less accumulated depreciation                                      (152,440)             (113,579)
                                                                      -----------           -----------
      Total real property owned                                         1,741,537             1,306,818

    Loans receivable
      Real property loans                                                 213,480               208,016
      Subdebt investments                                                  45,254                14,578
                                                                      -----------           -----------
                                                                          258,734               222,594
    Less allowance for losses on loans receivable                          (7,825)               (4,955)
                                                                      -----------           -----------
                                                                          250,909               217,639
                                                                      -----------           -----------
      Net real estate investments                                       1,992,446             1,524,457

Other assets:
      Equity investments                                                    3,299                 7,494
      Deferred loan expenses                                               10,331                 9,291
      Cash and cash equivalents                                           124,496                 9,550
      Receivables and other assets                                         52,159                43,318
                                                                      -----------           -----------
                                                                          190,285                69,653
                                                                      -----------           -----------

TOTAL ASSETS                                                          $ 2,182,731           $ 1,594,110
                                                                      ===========           ===========

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
      Borrowings under unsecured lines of credit obligations          $         0           $   109,500
      Senior unsecured notes                                              865,000               515,000
      Secured debt                                                        148,184                51,831
      Accrued expenses and other liabilities                               19,868                20,547
                                                                      -----------           -----------
Total liabilities                                                       1,033,052               696,878

Stockholders' equity:
      Preferred stock                                                     120,761               127,500
      Common stock                                                         50,298                40,086
      Capital in excess of par value                                    1,069,887               790,838
      Treasury stock                                                         (523)                    0
      Cumulative net income                                               660,446               580,496
      Cumulative dividends                                               (749,166)             (638,085)
      Accumulated other
         comprehensive income                                                   1                  (170)
      Other equity                                                         (2,025)               (3,433)
                                                                      -----------           -----------

TOTAL STOCKHOLDERS' EQUITY                                              1,149,679               897,232
                                                                      -----------           -----------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                            $ 2,182,731           $ 1,594,110
                                                                      ===========           ===========

4Q03 EARNINGS RELEASE                                         FEBRUARY 2, 2004



CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)

(IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                           THREE MONTHS ENDED                        YEAR ENDED
                                                               DECEMBER 31                           DECEMBER 31
                                                     -----------------------------           ----------------------------
                                                        2003               2002                 2003              2002
                                                     -----------------------------           ----------------------------
Revenues:
      Rental income                                  $  54,748           $  37,219           $ 176,504          $ 125,601
      Interest income                                    4,841               5,503              20,768             26,525
      Transaction fees and other income                  1,651                 658               3,759              2,802
      Prepayment fees                                        0                   0                   0                  0
                                                     ---------           ---------           ---------          ---------
Gross revenues                                          61,240              43,380             201,031            154,928

Expenses:
      Interest expense                                  17,063              11,206              54,144             39,432
      Provision for depreciation                        16,094              11,063              51,078             36,384
      General and administrative                         3,032               2,624              11,483              9,665
      Loan expense                                         889                 618               2,921              2,373
      Impairment of assets                               2,792               1,748               2,792              2,298
      Loss on extinguishment of debt                         0                   0                   0                403
      Provision for loan losses                          2,120                 250               2,870              1,000
                                                     ---------           ---------           ---------          ---------
Total expenses                                          41,990              27,509             125,288             91,555
                                                     ---------           ---------           ---------          ---------

Income from continuing operations                       19,250              15,871              75,743             63,373

Discontinued operations:
      Gain (loss) on sales of properties                  (173)             (1,616)              4,139             (1,032)
      Income (loss) from discontinued
           operations, net                                   2                 920               2,858              5,318
                                                     ---------           ---------           ---------          ---------
                                                          (171)               (696)              6,997              4,286
                                                     ---------           ---------           ---------          ---------

Net income                                              19,079              15,175              82,740             67,659

Preferred dividends                                      2,144               2,872               9,218             12,468
Preferred stock redemption charge                            0                   0               2,790                  0
                                                     ---------           ---------           ---------          ---------

Net income available to
    common stockholders                              $  16,935           $  12,303           $  70,732          $  55,191
                                                     =========           =========           =========          =========

Average number of common shares outstanding:
      Basic                                             49,440              39,403              43,572             36,702
      Diluted                                           50,119              39,896              44,201             37,301

Net income available to common stockholders
    per share:
      Basic                                          $    0.34           $    0.31           $    1.62          $    1.50
      Diluted                                             0.34                0.31                1.60               1.48

Funds from operations                                $  33,206           $  25,731           $ 119,463          $  96,573
Funds from operations - adjusted                        35,998              27,479             125,045             98,871

Funds from operations per share:
      Basic                                          $    0.67           $    0.65           $    2.74          $    2.63
      Diluted                                             0.66                0.64                2.70               2.59

Funds from operations per share - adjusted:
      Basic                                          $    0.73           $    0.70           $    2.87          $    2.69
      Diluted                                             0.72                0.69                2.83               2.65

Dividends per share                                  $   0.585           $   0.585           $    2.34          $    2.34


4Q03 EARNINGS RELEASE                                         FEBRUARY 2, 2004


HEALTH CARE REIT, INC.
FINANCIAL SUPPLEMENT - DECEMBER 31, 2003

-------------------------------------------------------------------------------

       PORTFOLIO COMPOSITION ($000'S)                                                                         EXHIBIT 1

       BALANCE SHEET DATA                     # Properties       # Beds/Units          Balance           % Balance
                                         ------------------------------------------------------------------------------
         Real Property                            304               26,904           $ 1,741,537             87%
         Loans Receivable                          24                2,749               213,480             11%
         Subdebt Investments                        0                    0                45,254              2%
                                         ------------------------------------------------------------------------------
         Total Investments                        328               29,653           $ 2,000,271            100%

       INVESTMENT DATA                        # Properties       # Beds/Units       Investment (1)      % Investment
                                         ------------------------------------------------------------------------------
         Assisted Living Facilities               219               14,193           $ 1,196,450             60%
         Skilled Nursing Facilities               101               14,256               648,354             32%
         Specialty Care Facilities                  8                1,204               158,662              8%
                                         ------------------------------------------------------------------------------
         Real Estate Investments                  328               29,653           $ 2,003,466            100%

       NOTES: (1) REAL ESTATE INVESTMENTS INCLUDE GROSS REAL ESTATE INVESTMENTS
                  AND CREDIT ENHANCEMENTS WHICH AMOUNTED TO $2,000,271,000
                  AND $3,195,000, RESPECTIVELY.

-------------------------------------------------------------------------------


-------------------------------------------------------------------------------

       REVENUE COMPOSITION ($000'S)                                                                        EXHIBIT 2

                                                    Three Months Ended                          Year Ended
                                                    December 31, 2003                        December 31, 2003
                                             --------------------------------         --------------------------------
       REVENUE BY INVESTMENT TYPE (1)
         Real Property                           $ 56,293             92%                $ 185,581             90%
         Loans Receivable                           4,023              7%                   19,240              9%
         Subdebt Investments                          933              1%                    2,093              1%
                                             --------------------------------         --------------------------------
         Total                                   $ 61,249            100%                $ 206,914            100%

       REVENUE BY FACILITY TYPE (1)
         Assisted Living Facilities              $ 37,826             62%                $ 118,180             57%
         Skilled Nursing Facilities                19,857             32%                   76,515             37%
         Specialty Care Facilities                  3,566              6%                   12,220              6%
                                             --------------------------------         --------------------------------
         Total                                   $ 61,249            100%                $ 206,914            100%

       NOTES: (1) REVENUES INCLUDE GROSS REVENUES AND REVENUES FROM
                  DISCONTINUED OPERATIONS.

-------------------------------------------------------------------------------

4Q03 EARNINGS RELEASE                                         FEBRUARY 2, 2004

-------------------------------------------------------------------------------

OPERATOR CONCENTRATION ($000'S)                                                                      EXHIBIT 3

CONCENTRATION BY INVESTMENT                       # Properties            Investment            % Investment
                                               ---------------------------------------------------------------
   Emeritus Corporation                                30                $   232,018                 12%
   Southern Assisted Living, Inc.                      46                    211,633                 11%
   Commonwealth Communities L.L.C.                     14                    200,127                 10%
   Home Quality Management, Inc.                       25                    143,113                  7%
   Life Care Centers of America, Inc.                  17                    120,810                  6%
   Remaining Operators (42)                           196                  1,095,765                 54%
                                               ---------------------------------------------------------------
   Total                                              328                $ 2,003,466                100%

CONCENTRATION BY REVENUE                          # Properties            Revenue (1)             % Revenue
                                               ---------------------------------------------------------------
   Commonwealth Communities L.L.C.                     14                $    26,592                 13%
   Home Quality Management, Inc.                       25                     14,886                  7%
   Life Care Centers of America, Inc.                  17                     14,525                  7%
   Merrill Gardens L.L.C.                              12                     14,397                  7%
   Alterra Healthcare Corporation                      45                     14,293                  7%
   Remaining Operators (42)                           215                    122,221                 59%
                                               ---------------------------------------------------------------
   Total                                              328                $   206,914                100%

NOTES: (1) YEAR ENDED DECEMBER 31, 2003.

-------------------------------------------------------------------------------


-------------------------------------------------------------------------------

GEOGRAPHIC CONCENTRATION ($000'S)                                                                       EXHIBIT 4

CONCENTRATION BY REGION                   # Properties                 Investment               % Investment
                                         --------------              --------------             ------------
  South                                       200                     $ 1,002,502                     50%
  Northeast                                    45                         407,858                     20%
  West                                         44                         307,556                     15%
  Midwest                                      39                         285,550                     15%
                                         --------------              --------------             ------------
  Total                                       328                     $ 2,003,466                    100%

CONCENTRATION BY STATE                    # Properties                 Investment               % Investment
                                         --------------              --------------             ------------
  Massachusetts                                24                       $ 269,428                     13%
  North Carolina                               43                         205,162                     10%
  Florida                                      32                         178,937                      9%
  Ohio                                         14                         129,293                      6%
  Texas                                        29                         118,341                      6%
  Remaining States (28)                       186                       1,102,305                     56%
                                         --------------              --------------             ------------
  Total                                       328                     $ 2,003,466                    100%

REVENUE BY STATE                          # Properties                 Revenue (1)               % Revenue
                                         --------------              --------------             ------------
  Massachusetts                                24                        $ 32,587                     16%
  Florida                                      32                          20,849                     10%
  Texas                                        29                          15,807                      8%
  North Carolina                               43                          12,790                      6%
  Ohio                                         14                          12,374                      6%
  Remaining States (28)                       186                         112,507                     54%
                                         --------------              --------------             ------------
  Total                                       328                       $ 206,914                    100%

NOTES: (1) YEAR ENDED DECEMBER 31, 2003.

-------------------------------------------------------------------------------

4Q03 EARNINGS RELEASE                                         FEBRUARY 2, 2004

-------------------------------------------------------------------------------

COMMITTED INVESTMENT BALANCES                                                                         EXHIBIT 5
($000'S EXCEPT INVESTMENT PER BED/UNIT)

                                                                              Committed            Investment
                                      # Properties        # Beds/Units       Balance (1)          per Bed/Unit
                                  -------------------------------------------------------------------------------
Assisted Living Facilities                 219               14,193          $ 1,211,952             $ 85,391
Skilled Nursing Facilities                 101               14,256              648,353               45,479
Specialty Care Facilities                    8                1,204              158,662              131,779
                                  -------------------------------------------------------------------------------
Total                                      328               29,653          $ 2,018,967                 -na-

NOTES: (1) COMMITTED BALANCE INCLUDES GROSS REAL ESTATE INVESTMENTS, CREDIT
           ENHANCEMENTS AND UNFUNDED CONSTRUCTION COMMITMENTS FOR WHICH
           INITIAL FUNDING HAD COMMENCED.
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------

LEASE UP STATISTICS ON ASSISTED LIVING FACILITIES ($000'S)                                             EXHIBIT 6

                                                          Average Months
OCCUPANCY                            # Properties          in Operation         Revenue (1)        % Revenue
                                  -------------------------------------------------------------------------------
   0% - 50%                               2                      2               $  1,130              1%
   50% - 70%                              3                     34                  6,462              3%
   70% +                                  8                     33                  5,649              2%
                                  -------------------------------------------------------------------------------
                                         13                    -na-              $ 13,241              6%

NOTES: (1) INTEREST AND RENTAL INCOME FOR THE YEAR ENDED DECEMBER 31, 2003.
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------

SELECTED FACILITY DATA                                                                               EXHIBIT 7

                                                                                         Coverage Data
                                                          % Payor Mix            --------------------------------
                                                  ----------------------------      Before            After
                                    Census         Private           Medicare      Mgt. Fees        Mgt. Fees
                                 --------------------------------------------------------------------------------
Assisted Living Facilities            85%            96%                0%           1.31x            1.10x
Skilled Nursing Facilities            86%            17%               15%           1.75x            1.34x
Specialty Care Facilities             67%            25%               32%           1.92x            1.48x

                                                                                 --------------------------------
                                                                  Weighted Averages  1.53x            1.23x

NOTES: DATA AS OF SEPTEMBER 30, 2003.

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                                                                  PAGE 9 OF 13

4Q03 EARNINGS RELEASE                                         FEBRUARY 2, 2004

-------------------------------------------------------------------------------

CREDIT SUPPORT ($000'S)                                                                         EXHIBIT 8

                                        Balance           % Investment
                                    --------------------------------------------------------------------
Cross Defaulted                        $ 1,862,270          93% of gross real estate investments
Cross Collateralized                       168,519          79% of real property loans receivable
Master Leases                            1,398,615          80% of real property owned

CURRENT CAPITALIZATION ($000'S)                                               LEVERAGE & PERFORMANCE RATIOS

                                       Balance            % Balance
                                    ---------------------------------
Borrowings Under Bank Lines           $         0            0%          Debt/Total Book Cap             47%
Long-Term Debt Obligations              1,013,184           47%          Debt/Total Market Cap           34%
Stockholders' Equity                    1,149,679           53%          Interest Coverage        3.20 x 4th Qtr.
                                    ---------------------------------                             3.50 x YTD
    Total Book Capitalization         $ 2,162,863          100%          FFO Payout Ratio           88% 4th Qtr.
                                                                                                    87% YTD
                                                                         FFO Payout Ratio           81% 4th Qtr.
                                                                          - Adjusted                83% YTD

-------------------------------------------------------------------------------


-------------------------------------------------------------------------------

REVENUE MATURITIES ($000'S)                                                                             EXHIBIT 9

OPERATING LEASE EXPIRATIONS & LOAN MATURITIES

                             Current Lease        Current Interest          Lease and
        Year                  Revenue (1)            Revenue (1)         Interest Revenue         % of Total
----------------------------------------------------------------------------------------------------------------
        2004                 $   1,894                $  1,950               $   3,844                 2%
        2005                       330                   2,219                   2,549                 1%
        2006                         0                   5,409                   5,409                 2%
        2007                         0                   6,769                   6,769                 3%
        2008                         0                   1,514                   1,514                 1%
     Thereafter                209,749                   6,904                 216,653                91%
                      ------------------------------------------------------------------------------------------
       Total                 $ 211,973                $ 24,765               $ 236,738               100%

NOTES: (1)  REVENUE IMPACT BY YEAR, ANNUALIZED.
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------

DEBT MATURITIES AND PRINCIPAL PAYMENTS ($000'S)                                                      EXHIBIT 10

         Year             Lines of Credit (1)      Senior Notes        Secured Debt (1)            Total
---------------------------------------------------------------------------------------------------------------
         2004                $  30,000              $  40,000             $  65,828              $ 135,828
         2005                        0                      0                 2,522                  2,522
         2006                  310,000                 50,000                 2,703                362,703
         2007                        0                175,000                14,709                189,709
         2008                        0                100,000                 9,879                109,879
         2009                        0                      0                12,938                 12,938
         2010                        0                      0                 8,948                  8,948
      Thereafter                     0                500,000                90,657                590,657
                       ----------------------------------------------------------------------------------------
         Total               $ 340,000              $ 865,000             $ 208,184            $ 1,413,184

NOTES: (1) REFLECTED AT 100% CAPACITY.

-------------------------------------------------------------------------------

4Q03 EARNINGS RELEASE                                         FEBRUARY 2, 2004

-------------------------------------------------------------------------------

INVESTMENT ACTIVITY ($000'S)                                                                         EXHIBIT 11

                                                  Three Months Ended                          Year Ended
                                                   December 31, 2003                       December 31, 2003
                                                -----------------------                -------------------------
FUNDING BY INVESTMENT TYPE
    Real Property                                $ 43,351           84%                 $ 520,396           90%
    Loans Receivable                                7,576           15%                    27,711            5%
    Subdebt Investments                               690            1%                    27,410            5%
                                                -----------------------                -------------------------
    Total                                        $ 51,617          100%                 $ 575,517          100%

FUNDING BY FACILITY TYPE
    Assisted Living Facilities                   $ 15,798           31%                 $ 400,348           70%
    Skilled Nursing Facilities                     23,908           46%                   138,757           24%
    Specialty Care Facilities                      11,911           23%                    36,412            6%
                                                -----------------------                -------------------------
    Total                                        $ 51,617          100%                 $ 575,517          100%

-------------------------------------------------------------------------------


-------------------------------------------------------------------------------

DISPOSITION ACTIVITY ($000'S)                                                                          EXHIBIT 12

                                                  Three Months Ended                          Year Ended
                                                   December 31, 2003                       December 31, 2003
                                                -----------------------                -------------------------
DISPOSITIONS BY INVESTMENT TYPE
    Real Property                                $    468         100%                  $   45,217          60%
    Loans Receivable                                                                        30,631          40%
                                                -----------------------                -------------------------
    Total                                        $    468         100%                  $   75,848         100%

DISPOSITIONS BY FACILITY TYPE
    Assisted Living Facilities                   $    468         100%                  $   66,578          88%
    Skilled Nursing Facilities                                                               9,270          12%
                                                -----------------------                -------------------------
    Total                                        $    468         100%                  $   75,848         100%

-------------------------------------------------------------------------------


-------------------------------------------------------------------------------

DISCONTINUED OPERATIONS ($000'S)                                                                      EXHIBIT 13

                                                       Three Months Ended                    Year Ended
                                                           December 31                       December 31
                                                    ------------------------          --------------------------
                                                       2003          2002                2003           2002
                                                    ----------    ----------          ----------     -----------
REVENUES
Rental income                                          $  9        $ 2,083              $ 5,883        $ 11,953

EXPENSES
Interest expense                                          3            414                1,233           2,669
Provision for depreciation                                4            749                1,792           3,966
                                                    ----------    ----------          ----------     -----------

Income (loss) from discontinued
    operations, net                                    $  2        $   920              $ 2,858        $  5,318



-------------------------------------------------------------------------------

4Q03 EARNINGS RELEASE                                         FEBRUARY 2, 2004

-------------------------------------------------------------------------------

FUNDS FROM OPERATIONS RECONCILIATION                                EXHIBIT 14

(Amounts in 000's except per share data)

                                                        Three Months Ended                    Year Ended
                                                           December 31                        December 31
                                                   ---------------------------         ----------------------------
                                                      2003              2002             2003               2002
                                                   ---------         ---------         ---------          ---------
Net income available to common stockholders        $  16,935         $  12,303         $  70,732          $  55,191
Provision for depreciation (1)                        16,098            11,812            52,870             40,350
Loss (gain) on sales of properties                       173             1,616            (4,139)             1,032
                                                   ---------         ---------         ---------          ---------
Funds from operations                                 33,206            25,731           119,463             96,573
Impairment of assets                                   2,792             1,748             2,792              2,298
Preferred stock redemption charge                          0                 0             2,790                  0
                                                   ---------         ---------         ---------          ---------
Funds from operations - adjusted                   $  35,998         $  27,479         $ 125,045          $  98,871

Average common shares outstanding:
     Basic                                            49,440            39,403            43,572             36,702
     Diluted                                          50,119            39,896            44,201             37,301

Per share data:
Net income available to common stockholders
     Basic                                         $    0.34         $    0.31         $    1.62          $    1.50
     Diluted                                            0.34              0.31              1.60               1.48

Funds from operations
     Basic                                         $    0.67         $    0.65         $    2.74          $    2.63
     Diluted                                            0.66              0.64              2.70               2.59

Funds from operations - adjusted
     Basic                                         $    0.73         $    0.70         $    2.87          $    2.69
     Diluted                                            0.72              0.69              2.83               2.65

FFO PAYOUT RATIO
Dividends per share                                $   0.585         $   0.585         $    2.34          $    2.34
FFO per diluted share                              $    0.66         $    0.64         $    2.70          $    2.59
                                                   ---------         ---------         ---------          ---------
     FFO payout ratio                                     88%               91%               87%                90%

FFO PAYOUT RATIO - ADJUSTED
Dividends per share                                $   0.585         $   0.585         $    2.34          $    2.34
FFO per diluted share - adjusted                   $    0.72         $    0.69         $    2.83          $    2.65
                                                   ---------         ---------         ---------          ---------
     FFO payout ratio - adjusted                          81%               85%               83%                88%

NOTES: (1) PROVISION FOR DEPRECIATION INCLUDES PROVISION FOR DEPRECIATION
           FROM DISCONTINUED OPERATIONS.

-------------------------------------------------------------------------------

4Q03 EARNINGS RELEASE                                         FEBRUARY 2, 2004

-------------------------------------------------------------------------------

FFO OUTLOOK RECONCILIATION                                          EXHIBIT 15

(Amounts in 000's except per share data)

                                                                Year Ended
                                                            December 31, 2004
                                                       ----------------------------
                                                          Low                High
                                                       --------            --------
Net income available to common stockholders            $ 86,700            $ 89,300
Provision for depreciation (1)                           68,000              68,000
                                                       --------            --------
Funds from operations                                  $154,700            $157,300

Average common shares outstanding (diluted)              51,750              51,750

Per share data (diluted):
Net income available to common stockholders            $   1.68            $   1.73
Funds from operations                                      2.99                3.04

NOTES: (1) PROVISION FOR DEPRECIATION INCLUDES PROVISION FOR DEPRECIATION
           FROM DISCONTINUED OPERATIONS.
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
EBITDA RECONCILIATION ($000'S)                                     EXHIBIT 16

                                            Three Months Ended                    Year Ended
                                               December 31                        December 31
                                        --------------------------          --------------------------
                                          2003              2002              2003              2002
                                        --------          --------          --------          --------
Net income                              $ 19,079          $ 15,175          $ 82,740          $ 67,659
Provision for depreciation (1)            16,098            11,812            52,870            40,350
Interest expense (1)                      17,066            11,620            55,377            42,101
Capitalized interest                         407               170             1,535               170
Amortization (2)                           1,102               967             3,957             3,928
Provision for loan losses                  2,120               250             2,870             1,000
                                        --------          --------          --------          --------
EBITDA                                  $ 55,872          $ 39,994          $199,349          $155,208

INTEREST COVERAGE RATIO
Interest expense (1)                    $ 17,066          $ 11,620          $ 55,377          $ 42,101
Capitalized interest                         407               170             1,535               170
                                        --------          --------          --------          --------
     Total interest                       17,473            11,790            56,912            42,271
EBITDA                                    55,872            39,994           199,349           155,208
                                        --------          --------          --------          --------
     Interest coverage ratio               3.20x             3.39x             3.50x             3.67x

NOTES:  (1) PROVISION FOR DEPRECIATION AND INTEREST EXPENSE INCLUDE PROVISION
            FOR DEPRECIATION AND INTEREST EXPENSE FROM DISCONTINUED OPERATIONS.

        (2) AMORTIZATION INCLUDES AMORTIZATION OF DEFERRED LOAN EXPENSES, RESTRICTED STOCK AND STOCK OPTIONS.

-------------------------------------------------------------------------------